Exhibit 99

Butler National Corporation Offers Lear 35/36 STC For WAAS Operations with Garmin GTN 750 Navigation and Communication System

Olathe, Kan., October 30, 2012 -- Butler National Corporation (OTCQB: BUKS), a leader in the growing global market for structural modification, maintenance, repair and overhaul (MRO) announces issuance of the Supplemental Type Certificate (STC) for installation of the new Garmin GTN Series of Navigators that provide GPS, Navigation and Communications.  The installation is for GTN 750 Navigators in the Learjet Models 35/35A/36/36A with the FC-200 autopilot and the Learjet Model 24.

“This approval offers a significant and economical avionics upgrade for the Lear 30 series airplanes,” said Clark Stewart, President and CEO.  “The STC for the new Garmin GTN series allows us to tap into a sizeable upgrade market for retrofit of flight management systems.  The Garmin GTN upgrade provides significant functionality upgrades, including WAAS GPS Approaches and roll-steering interface to the autopilot.  We have designed the installation to provide cost-effective options to meet the various Learjet operator requirements.  We will be offering the GTN Learjet installations through our avionics facility Kings Avionics starting under $100,000.”commented Craig Stewart, President of Aerospace.

The Garmin GTN Series features intuitive touchscreen controls and a large-screen display that give Learjet pilots unprecedented access to high-resolution mapping, graphical flight planning, and geo-referenced charting, among many other features.  The installation also features new GPS roll-steering that allows seamless navigation operations with turn anticipation and waypoint sequencing interfaced to the autopilot.

Our Business:

Butler National Corporation operates in the Aerospace and Services business segments.  The Aerospace segment focuses on the manufacturing of support systems for commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934.  Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements.  Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.  All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
Humanity Worldwide Capital Group	Phone: (914) 479-9060
Lou Albert Rodriguez
lou.albert@humanityworldwide.com
www.humanityworldwide.com

Jim Drewitz, Public Relations	Phone: (830) 669-2466
jim@jdcreativeoptions.com www.jdcreativeoptions.com

Butler National Corporation Investor Relations	Phone: (913) 780-9595

THE WORLDWIDE WEB:

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